                                                                   EXHIBIT 10.23

                                   AMENDMENT


WHEREAS, Trustees of the Digital Transmission Systems, Inc. 401(k) Savings Plan (hereinafter referred to as the "Contractholder") entered into a Group Annuity Contract Number GA-32257 (hereinafter referred to as the "Contract") with Connecticut General Life Insurance Company (hereinafter referred to as the "Insurance Company"), effective January 1, 1988; and

WHEREAS, the Insurance Company reserved the right to amend said Contract; and

WHEREAS, the Insurance Company desires to restate the Contract to provide for its administration through a new defined contribution recordkeeping and accounting system, and a product called CIGNA Select;

NOW THEREFORE, the Contract is hereby amended and restated in its entirety, effective January 1, 1998 as follows:

1. The terms of the Contract as heretofore set forth shall no longer apply with respect to Participants who have not terminated employment as of the effective date of this amendment (including terminations on account of retirement, death or disability) and the terms of the Contract with respect to such Participants shall henceforth be set forth in Group Annuity Contract GA-32257 as amended, a copy of which is attached to and forms a part of this amendment.

2. The Contract, as amended and restated, shall represent a continuation of the prior Contract as heretofore set forth and not a termination thereof.

3. The Insurance Company shall make any further amendments to the Contract deemed necessary or advisable by legal counsel to receive approval from appropriate regulatory agencies.

Executed at the Home Office on March 25, 1998.


                                 CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                              /s/ Byron Oliver
                                 ------------------------------------------
                                            Senior Vice President

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                a CIGNA company


                               (a stock company)


GROUP ANNUITY CONTRACT NUMBER GA-32257 issued to:

     TRUSTEES OF THE DIGITAL TRANSMISSION SYSTEMS, INC. 401(K) SAVINGS PLAN

EFFECTIVE DATE: January 1, 1998          DATE OF ISSUE: January 1, 1998

The Insurance Company agrees to pay the benefits provided in accordance with the terms of this Contract. This Contract is issued in consideration of the Application and the payment of the Contributions provided for herein.

This Contract is issued and accepted subject to all the terms set forth on this page and on the following pages, which are hereby made a part of this Contract.

IN WITNESS WHEREOF Connecticut General Life Insurance Company has caused this Contract to be executed at its Home Office on the Date of Issue to take effect on the Effective Date.



                                /s/ Byron Oliver
                             ---------------------
                             Senior Vice President



                             GROUP ANNUITY CONTRACT
                                 FIXED ANNUITY
                       GUARANTEED COST - SEPARATE ACCOUNT

                             GROUP ANNUITY CONTRACT

                               TABLE OF CONTENTS

SECTION                                                      STARTING ON PAGE
   1.................DEFINITIONS....................................2

   2.................INCOMING AMOUNTS...............................3

   3.................OPERATIONAL AGREEMENTS.........................5

   4.................DISTRIBUTIONS..................................7

   5.................DISCONTINUANCE.................................9

   6.................MISCELLANEOUS.................................11

                           Contract Expense Schedule

                        Annuity Purchase Rate Table A

                         Annuity Purchase Rate Table B

                          Guaranteed Long Term Account

                CIGNA Charter Large Company Stock Index Account

                              Separate Account 55A

                              Separate Account 55F

                              Separate Account 55G

                              Separate Account 55K

                              Separate Account 55S

                              Separate Account 55X

                             Separate Account 55CX

                             Separate Account 55EV

                             Separate Account 55FU

                             Separate Account 55GT

                             Separate Account 55HS

                             Separate Account 55JR

                             Separate Account 55KQ

                             Separate Account 55MN

                             Separate Account 55QJ

                           CIGNA Lifetime 20 Account

                           CIGNA Lifetime 30 Account

                           CIGNA Lifetime 40 Account

                           CIGNA Lifetime 50 Account

                           CIGNA Lifetime 60 Account

                                  Application

                                   SECTION 1
                                  DEFINITIONS


1.1 The CONTRACT is the group annuity Contract GA-32257 issued by Connecticut General Life Insurance Company.


1.2 The CONTRACTHOLDER is Trustees of the Digital Transmission Systems, Inc. 401(k) Savings Plan.


     The term CONTRACTHOLDER will also include any person designated by the Contractholder or the Employer to carry out administrative functions.


1.3  The EMPLOYER is the corporation or firm named as employer in the Plan.


1.4 The INSURANCE COMPANY is the Connecticut General Life Insurance Company, a legal reserve life insurance company incorporated in Connecticut.


1.5 The I.R.C. is the Internal Revenue Code of 1986, as amended from time to time.


1.6  A PARTICIPANT is an individual having an account under the Plan.


1.7 The PLAN is Digital Transmission Systems, Inc. 401(k) Savings Plan adopted by the Employer effective January 1, 1988, as constituted on January 1, 1998, as said Plan may be amended from time to time.


1.8 A RIDER is that section of the Contract describing the funding vehicle(s) selected by the Contractholder. In applying for the Contract, the Contractholder will select the Rider(s) which becomes a part of this Contract.

                                   SECTION 2
                                INCOMING AMOUNTS



2.1  The Contractholder and the Insurance Company agree to the following:


     (A) CONTRIBUTIONS. Contributions for investment under this Contract will be transferred by the Contractholder and accepted by the Insurance Company. The amount of Contributions for any contribution period is equal to the amount to be contributed under the terms of the Plan, after the effective date of this Contract, that are designated for investment under this Contract. The amount of Contributions may be reduced by subtracting, for such period, the amount of prospective Plan distributions to Participants. Contributions for investment under this Contract may not be less than two hundred fifty thousand dollars ($250,000) in any one plan year unless the Insurance Company agrees. Notwithstanding the above, in the event that the Contractholder elects to have the Insurance Company provide recordkeeping services, contributions under this Contract may not be less than thirty five thousand dollars ($35,000) in any one plan year unless the Insurance Company agrees. Contributions to the Guaranteed Long Term Account may not exceed the Insurance Company's current underwriting guidelines for such contributions for this product in any one plan year unless the Insurance Company gives its prior written consent.


     (B) TRANSFERRED ASSETS. Amounts contributed under the terms of the Plan prior to the Effective Date of this Contract, that are designated for investment under this Contract, will be transferred by the Contractholder and accepted by the Insurance Company. Such amounts of Transferred Assets combined with Contributions for the first plan year may not exceed the Insurance Company's current underwriting guidelines for such contributions for this product unless the Insurance Company gives its prior written consent.

     (C) PAYMENT. Such amounts will become due and payable at the Insurance Company's home office address via the designated Insurance Company lockbox or the Pension Automated Transfer System or to any designated agent of the Insurance Company within thirty-one (31) days of the date specified in the Plan. A grace period of thirty-one (31) days, or the time required by law for the contribution to be made, if less, will be allowed for such payment without affecting the status of this contract. The Contractholder is responsible for ensuring that the contributions due under the terms of the Plan are made within the time required by law.

     (D) TRANSFERS. Subject to the terms of the Plan, transfers from a terminated plan or from a plan which qualifies under I.R.C. section 401(a) that is terminating or is being merged or consolidated into the Plan, in accordance with I.R.C. section 401(a)(12), and which are to be allocated to one of the funding vehicles represented by the Rider(s), will be accepted by the Insurance Company.

             Subject to the terms of the Plan, transfers from a plan which qualifies under I.R.C. section 401(a) to the Plan, and which are to be allocated to one of the funding vehicles represented by the Rider(s), will be accepted by the Insurance Company.

(E) ROLLOVERS. Subject to the terms of the Plan, amounts contributed to the Plan by Participants pursuant to I.R.C. sections 402(c), 403(a)(4) or 408(d)(3)(A)(ii), and which are to be allocated to one of the funding vehicles represented by the Rider(s), will be accepted by the Insurance Company.

(F) With respect to any Incoming Amounts which may be payable to the Insurance Company pursuant to this Section 2, the Insurance Company expressly reserves the right not to accept such amounts if such acceptance would cause the Insurance Company to take action contrary to its normal rules and practices. The Insurance Company shall notify the Contractholder if it will not accept Incoming Amounts hereunder, but any such action by the Insurance Company shall not affect any other existing obligations of the Insurance Company or the Contractholder under this Contract as it is then in effect.

                                   SECTION 3
                             OPERATIONAL AGREEMENTS


3.1  The Contractholder agrees to the following:


     (A) QUALIFICATION. The Contractholder will apply within one year of the Effective Date of the Plan for a determination letter from the Internal Revenue Service that the Plan meets the requirements of I.R.C. section 401(a). The Contractholder will apply for a new determination letter from the Internal Revenue Service with respect to Plan amendments within one year of the effective date of any amendment. A copy of the determination letter will be filed with the Insurance Company within thirty (30) days of receipt by the Contractholder.

     (B) AMENDMENT. No Plan amendment will be made which would require the Insurance Company to take action contrary to its normal rules and practices. A certified copy of any change in or amendment to the Plan will be filed with the Insurance Company within thirty (30) days of its adoption by the Employer.

     (C) DISQUALIFICATION. Notification will be sent to the Insurance Company within thirty (30) days of the date the Employer receives initial written notification from the Internal Revenue Service that the Plan no longer meets the requirements of I.R.C. section 401(a). When such determination becomes final, the terms of
             Section 5 shall apply.

     (D)     COMPETING FIXED INCOME FUNDS.  The Contractholder agrees not to
             (i) offer an investment option, or (ii) prior to Contract discontinuance, include this Contract as part of a plan investment option which the Insurance Company considers a Competing Fixed Income Fund, without the Insurance Company's express written consent. As determined by the Insurance Company, a Competing Fixed Income Fund is an investment option under the plan that invests in funding instruments that protect the investor against the risk of loss of principal, or in which changes in prevailing interest rates can significantly affect the possible loss of principal amounts invested in such option. A Competing Fixed Income Fund includes, but is not limited to, a money market fund, a bond fund, a balanced fund, or a fund invested in U.S. Treasury Securities or other government obligations.

     (E) TRANSFERS. When amounts are designated by Participants for transfer between or among funding vehicles under this Contract, such transfers represent the choice of Participants, free from corporate or trustee announced or published suggestion or persuasion.

     (F) INFORMATION. All information necessary to process Incoming Amounts, Transfers between the funding vehicles, and Distributions will be submitted by the Contractholder to the Insurance Company no more frequently than monthly or every fourth week. Any information required by the Insurance Company in order to perform any agreement or obligation under this Contract will be properly authorized by the Contractholder and promptly forwarded in writing to the Insurance Company. In addition, any information required by the Insurance Company to ensure compliance with the provisions of Sections 3.1(D) and (E) will be promptly forwarded in writing by the Contractholder to the Insurance Company upon the request of the Insurance Company.

     (G) EXPENSES. Expenses and charges described in the Administrative Expense Schedule attached hereto will be paid either by remitting to the Insurance Company within thirty (30) days of the mailing date of notice of such charges or by such other method as is otherwise described. In the event such expenses and charges are not remitted within thirty (30) days, the Insurance Company reserves the right to deduct the amounts due from the Contractholder's Account upon written authorization from the Contractholder.

     (H) The Contractholder will operate its Plan to comply with all applicable laws and regulations.

3.2  The Insurance Company agrees to the following:

     (A) CONTRACTHOLDER'S ACCOUNT. An account will be established and maintained for the Contractholder. Contributions and Transferred Assets will be invested in accordance with the instructions filed with the Insurance Company by the Contractholder and in accordance with the terms of the Rider(s) selected by the Contractholder.

     (B) TRANSFERS. Subject to the transfer limitations set forth in the Rider(s), amounts may be transferred from one Plan funding vehicle to another in accordance with the terms of the Plan.

     (C) ALLOCATION DATE. Incoming Amounts will be allocated as of the valuation date coinciding with or next following the date the Insurance Company receives such Incoming Amounts. Transfers between funding vehicles will be allocated as of the valuation date coinciding with or next following the later of the date the Insurance Company receives written instructions from the Contractholder regarding the Transfer or the effective date of such Transfer. The determination of the valuation date will be governed by the applicable Rider(s).

     (D) REPORTS. Reports of the Contractholder's Account activity will be sent to the Contractholder quarterly, unless the Insurance Company agrees to report on a more frequent basis.

                                   SECTION 4
                                 DISTRIBUTIONS

4.1 GENERAL DISTRIBUTIONS. The Insurance Company agrees to make distributions from the Contractholder's Account, subject to the terms of the Plan, and to the transfer limitation(s) set forth in the Rider(s), in the following manner:

     (A) TRUSTEE. The Plan's trustee will be entitled to receive all cash payments for further distribution.

     (B) AMOUNT. A distribution from the Contractholder's Account will be in an amount up to and including the value of such account on the valuation date. The determination of the valuation date will be governed by the applicable Rider(s).

     (C)     FORM.  Distributions will be in one or both of the following forms:

             (1) Any type of annuity which the Insurance Company agrees in writing to issue,

             (2)  A single sum cash payment, or

             (3) A series of cash payments made over a period of time subject to the election of the Participant.

             Any distribution of $3,500 or less on behalf of a Participant will be made in the form of a single sum cash payment.

     (D) AMOUNT USED TO PURCHASE ANNUITY. The amount the Insurance Company will apply to the purchase of an annuity will be reduced by any amount necessary to pay applicable taxes and/or annuity purchase fees.

             The annuity will be purchased at the rates then in effect for all contracts in this class of business.

4.2 DISTRIBUTIONS AT DEATH. In the event a Participant dies prior to distribution of his interest in the Plan, the Contractholder will determine the appropriate beneficiary(ies), the amount of the death benefit and the form in which it will be paid in accordance with the Plan and applicable law, and will direct the Insurance Company to make proper payment.

     In the event a Participant dies after an annuity has been purchased on his behalf, the death benefit, if any, will be made in accordance with the terms of the annuity certificate.

4.3 LIMITATION. The Contractor agrees that distributions under this Section 4 will be subject to the limitation contained in this Section 4.3 as well as those contained in the Rider(s) attached to this Contract.

     A distribution for the benefit of a Participant from the Guaranteed Long Term Account will not exceed a fraction of such Participant's total shares of Plan assets. The fraction will be determined by dividing such Participant's share of the Plan assets in the Guaranteed Long Term Account as of the valuation date by such Participant's share of all Plan assets as of such date. The determination of the valuation date will be governed by the applicable Rider(s).

     The determinations necessary for the limitation in this Section 4.3 will be made according to records maintained by the Contractholder.

4.4 GUARANTEES. The rates used for the purchase of a ten year certain and life annuity will in no event be less than those in the applicable Annuity Purchase Rate Table. Rates applied to purchase other forms of annuity will in no event be less than the actuarial equivalent as determined by the Insurance Company of the rates in the applicable Annuity Purchase Rate Table.

4.5 DEFERRED PAYMENTS. The Contractholder and the Insurance Company agree that the payment of any distribution pursuant to this Section may be deferred for a period not exceeding six (6) months from the date otherwise payable, subject to the appropriate Rider(s). No payment will be delayed beyond the time permitted by applicable laws and regulations.

4.6 With the exception of Section 4.5, the distribution provisions described in this Section 4 do not apply to disbursements made on account of Contract Discontinuance as described in Section 5.

                                   SECTION 5
                                 DISCONTINUANCE



5.1  DISCONTINUANCE. This Contract will be discontinued if:

     (A) The Contractholder notifies the Insurance Company in writing that the Contract will be discontinued; or

     (B) The Insurance Company notifies the Contractholder in writing that the Contractholder has breached a provision of Sections 2,3,4, or 6 and that the Contract will be discontinued; or

     (C) The Insurance Company determines that the class of business to which this Contract belongs is no longer commercially feasible and notifies the Contractholder in writing that the Contract will be discontinued. This provision will not be exercised by the Insurance Company in order to generate additional sources of income than otherwise provided under the Contract.

5.2 DISCONTINUANCE DATE. The Discontinuance Date is the first day of the month coinciding with or next following the date the Insurance Company receives the notice specified in Section 5.1(A) or sends the notice specified in
     Section 5.1(B). Upon discontinuance of the Contract:

     (A) The Insurance Company will no longer accept contributions as of the Discontinuance Date; and

     (B) The Insurance Company will timely notify the Contractholder of expenses and charges due.

5.3 DISCONTINUANCE DISBURSEMENT DATE: Unless otherwise agreed, discontinuance disbursements will be made as of the valuation date coinciding with or next following the later of:

     (A) Ninety (90) days after the date the Insurance Company receives all information necessary to make the disbursement; or

     (B) Ninety (90) days after the date the Insurance Company recovers all expenses due under this Contract.

     The determination of the valuation date will be governed by the applicable Rider(s).

5.4 DISBURSEMENTS. Disbursements made at discontinuance are subject to the Discontinuance Transfer Limitation provisions contained in the Rider(s) and the recovery of expenses and charges which are incurred up to the date all assets under this Contract are disbursed in accordance with this
     Section 5. The Insurance Company agrees to disburse the amount of the Contractholder's Account, as follows:


     (A) If the Plan continues to meet the requirements of I.R.C. section 401(a) but a new funding agent is selected, the Contractholder may specify that such amount be transferred to the Plan's Trustees or new funding agent. In order to transfer such amount, the Insurance Company must receive evidence acceptable to it that the Plan will continue to meet the requirements of I.R.C. section 401(a).

     (B) If the Internal Revenue Service determines that the Plan initially fails to meet the requirements of I.R.C. section 401(a), such amounts will be disbursed to the Contractholder in a single sum cash payment.

     (C) If the Plan is terminated within the meaning of Income Tax Regulations section 1.401-6 or the Internal Revenue Service determines that the Plan no longer meets the requirements of the I.R.C. section 401(a), the Contractholder's Account will be distributed in a manner, and at such time, as is mutually agreeable to the Contractholder and the Insurance Company, provided appropriate governmental or regulatory approval is first obtained.

                                   SECTION 6
                                 MISCELLANEOUS

6.1  The Insurance Company and the Contractholder agree to the following:

     (A) All communications will be in writing and will be submitted by first class mail, postage prepaid.

            (1)     If to the Insurance Company, to:

                    Defined Contributions
                    CIGNA Retirement & Investment Services
                    Connecticut General Life Insurance Company
                    P.O. Box 2975
                    Hartford, CT 06104

            (2) If to the Contractholder, to its principal place of business.

     (B) All agreements under this Contract shall inure to the benefit of and be binding upon the successors and assigns of the Insurance Company and the Contractholder unless the Insurance Department of the State of Connecticut determines that the Insurance Company has ceased doing business of this class and kind.

     (C) No distribution or disbursement payable to any Participant or beneficiary is assignable except to the extent allowed by law and all distributions or disbursements are exempt from the claims of creditors to the maximum extent permitted by law.

     (D) The Insurance Company may require proof that the recipient of annuity payments is living as of each and every date on which any annuity payment becomes payable. If such proof is not furnished when requested, the Insurance Company may withhold payments until proof has been received.

     (E) The Insurance Company will issue an individual certificate to each Participant for whom an annuity is purchased. If the state of issue so requires, the Insurance Company will issue a certificate to each Participant contributing to the Plan. Any certificate so issued will in no way void or alter any of the terms of this Contract.

     (F) If the age determining the annuity purchase rate, or any other fact pertaining to the purchase of or the determination of the amount of an annuity is found to have been misstated, or in the event of clerical error, the following adjustments will be made:

             (1) The amount of annuity payable by the Insurance Company will be that provided by the correct rate applied to purchase such annuity, determined as of the date of purchase on the basis of the correct information.


             (2) Any overpayments by the Insurance Company resulting from any misstatements or errors will be deducted from amounts thereafter payable.


             (3) Any underpayments by the Insurance Company resulting from any misstatements or errors will be paid in full with the next payment due.


     (G) The Insurance Company agrees only to the provisions of this Contract and is not a party to nor bound by any trust or plan. The Insurance Company is not responsible for the status under any state or federal revenue law of any contribution made pursuant to such Plan.


     (H) Payment by the Insurance Company made pursuant to the terms of this Contract will release the Insurance Company from all further liability to the extent of such payment.


     (I) Reports, notices, requests and other information submitted to the Insurance Company by the Contractholder, its designated representative, a Participant or a Beneficiary may be relied on conclusively by the Insurance Company.


     (J) If the Insurance Department or other authority of any state or other jurisdiction determines that premium taxes are due and payable with respect to amounts contributed prior to such determination, an amount equal to the assessed taxes and interest may be deducted from the Contractholder's account. If such Department or authority requires the payment of such taxes on amounts contributed under this Contract subsequent to such determination, the Insurance Company can deduct the applicable amount from Incoming Amounts or in such other manner as required by the taxing authority.


     (K) In applying for the Contract, the Contractholder will select the Riders(s) which become part of this Contract.


     (L) Any change in this Contract will be subject to the following provisions:


             (1) No change will affect the amount of interest credited or accrued prior to the effective date of such change.


             (2) No change will affect the amount or terms of any annuity purchased prior to the effective date of such change.


             (3) Any change to this Contract can be made without notice to or the consent of any Participant, beneficiary or annuitant.

            (4) The Insurance Company may, at any time, make any changes, including retroactive changes to the provisions of the Contract to the extent that such changes are required in order to conform the Contract to the provisions of I.R.C.
                   section 401(a), any applicable law or any regulation issued by any governmental agency to which the Plan or the Insurance Company is subject.

            (5) Unless the Contractholder discontinues this Contract and selects a new funding agent, the Insurance Company may annually review the provisions of Sections 2,3,4,5, the Contract Expense Schedule and the Rider(s) and may change the Sections, Contract Expense Schedule and/or the Rider(s) after ninety (90) days' advance written notice to the Contractholder provided, however, that any such change will apply to all contracts in the same class of business as this Contract.

     (M) For the purposes of this Contract, a copy of the death certificate, a physician's written statement certifying as to the death of the decedent, a copy of a certified decree of a court of competent jurisdiction as to the finding of death or any other reasonable evidence that may be required by the Insurance Company shall constitute due proof of death.

     (N) The laws of the State of Connecticut govern this Contract except where its provisions may be more specifically governed by the laws of its state of issuance.

     (O) The singular includes the plural and the masculine pronoun includes both the masculine and feminine gender unless the context indicates otherwise.

     (P) Two or more duplicate originals of this Contract constitute one and the same instrument. The Application of the Contractholder together with all Riders, Tables and Schedules, copies of which are attached to and made a part of this Contract, constitute the entire Contract between the Insurance Company and the Contractholder.

     (Q) If the Insurance Company has reasonable cause to believe that any payee is legally, physically or mentally incapable of personally receiving and receipting for any payment due him, the Insurance Company may make such payment or any part thereof to any person or institution who, in the opinion of the Insurance Company, is then maintaining or has custody of the payee, until claim is made by the duly appointed guardian or other legal representative of the payee. Such payment will constitute a full discharge of the liability of the Insurance Company to the extent thereof.

                           CONTRACT EXPENSE SCHEDULE

Effective January 01, 1998, your Contract Expense Schedule is as follows:

                                                                  GA-0032257/002
--------------------------------------------------------------------------------


PAYMENT METHOD KEY

- CHARGES THAT ARE LABELED "OT" ARE BILLED DIRECTLY TO THE CONTRACTHOLDER, ON A QUARTERLY BASIS.

- CHARGES THAT ARE LABELED "OA" ARE PAID BY PARTICIPANTS. CATEGORY I AND II ARE ASSET-BASED CHARGES WHICH ARE DEDUCTED FROM THE GROSS RATE OF RETURN; THE REMAINING CATEGORIES ARE DEDUCTED QUARTERLY FROM THE PARTICIPANTS' ACCOUNT BALANCES.

-  CHARGES THAT ARE NOT LABELED HAVE NOT BEEN SELECTED BY THE CONTRACTHOLDER.

-  CHARGES STATED BELOW ARE ANNUAL CHARGES.

--------------------------------------------------------------------------------


SERVICES ELECTED

I.    CIGNA FUNDS ASSET CHARGES

   OA    Guaranteed Income Fund                 1.35%
   OA    CIGNA Stock Market Index Account       0.90%
   OA    CIGNA Lifetime Funds                   0.90%


II.   CIGNA ALLIANCE FUNDS ASSET CHARGES

   OA    Fidelity Advisor                       0.90%
   OA    INVESCO                                0.90%
   OA    Warburg Pincus                         0.90%
   OA    Twentieth Century                      0.90%
   OA    AIM                                    0.90%
   OA    Janus                                  0.90%
   OA    PBHG                                   0.90%
   OA    Templeton                              0.90%
   OA    Founders                               0.90%
   OA    Neuberger & Berman                     0.90%

III.  INSTALLATION CHARGE

         Administrative Set-up

New Plan                            $500

Takeover Plan                       $1,000 plus $10.00 per Participant

Non-Standard plan Document          Additional $400 plus IRS Processing Fees


IV.   RECORDKEEPING SERVICES CHARGES

   OT    Basic Administration Charge

         Base Fee                   $1,900 Plus

         Up To 200 Employees        $25 per Eligible Employee

         Next 200 Employees         $20 per Eligible Employee

         Over 400 Employees         $15 per Eligible Employee

      ($750.00 per quarter minimum excluding IRS Fees)
         CG Trust $500 per year with Standard Trust document or $1,000 per year with Company Stock, frozen GIC or amended Trust document

   OA    Benefit Processing         $35 per Transaction
   OA    Loan Processing            $95 per Loan


V.    DIRECT SERVICE OPTION (DSO)

         Account Maintenance        $25 per participant

   OA    Terminated Participants
   OA    Retired Participants
   OA    Disabled Participants
         Withdrawal Charge          $30 per transaction
   OA    Terminated Participants
   OA    Retired Participants
   OA    Disabled Participants

The expenses outlined in the Contract Expense Schedule of this Contract are annual charges which will be billed in part at the end of each Plan Quarter.

The term "Plan Quarter" in this Contract Schedule means each full three (3) month period of the Plan Year beginning with the first day of the Plan Year and first day of every fourth month thereafter, without regard to the actual number of, or amounts of contributions received during that period.

This Contract Expense Schedule will cover expenses and taxes incurred by the Insurance Company in the establishment and maintenance of this Contract. In no event will these charges cover or be amended so as to cover any fees, expenses, taxes, or charges relating to the management of the assets held hereunder.


1.   CIGNA GUARANTEED INCOME FUND ASSET CHARGE:

     The CIGNA Guaranteed Income Fund Asset Charge for the coming Plan Year is determined annually, based on the total assets held under the Contract as of the Valuation Date.

     The Asset Charge Valuation Date is November 1st of each year provided that the Insurance Company is open to transact normal business on such day. Otherwise, the Asset Charge Valuation Date will be the next normal business day on which the Insurance Company is open to transact normal business.

     The Asset Charge will apply only to the CIGNA Guaranteed Income Fund.

2.   CIGNA STOCK MARKET INDEX ACCOUNT ASSET CHARGE:

     The CIGNA Stock Market Index Account Asset Charge for the coming Plan Year is determined annually, based on the total assets held under the Contract as of the Valuation Date.

     The Asset Charge Valuation Date is November 1st of each year provided that the Insurance Company is open to transact normal business on such day. Otherwise, the Asset Charge Valuation Date will be the next normal business day on which the Insurance Company is open to transact normal business.

     The Asset Charge will apply only to the CIGNA Stock Market Index Account.

3.   CIGNA LIFETIME FUNDS ASSET CHARGE:

     The CIGNA Lifetime Funds Asset Charge for the coming Plan Year is determined annually, based on the total assets held under the Contract as of the Valuation Date.

     A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on the Valuation Day will be based on the value of the account's investment as of the financial market's business day.

     The Asset Charge will apply only to the CIGNA Lifetime Funds.

4.   CIGNA ALLIANCE FUNDS ASSET CHARGE:

     The CIGNA Alliance Funds Asset Charge is an annual rate and is assessed on the value of the Contractholder's investments in each Alliance Fund.

5.   BASIC ADMINISTRATION CHARGE:

     The annual Basic Administration is based on the number of Eligible
     Employees.

6.   BENEFIT PROCESSING CHARGE:

     A Benefit Processing Charge will apply to any Plan disbursement, including but not limited to payment of all or a portion of a Participant's vested account balance because of termination, retirement, death, withdrawal or disability. Annuity purchases are not subject to this charge. All disbursements that are corrective distributions required to maintain the qualified status of the Plan, will be paid by the Contractholder, including but not limited to correction of excess deferrals (pre and post tax) and excess annual additions.

7.   LOAN CHARGE:

     The Loan Charge will apply to each loan processed.

8.   OUTSIDE FUND CHARGE:

     The Outside Fund Charge will apply to each fund not offered by CIGNA.

9.     CG TRUST SERVICE CHARGE:

       The annual CG Trust Service Charge will apply upon election of the CG Trust Service.

10.    DIRECT SERVICE OPTION CHARGE:

       The annual Direct Service Option Account Maintenance Charge will apply upon the election of the Direct Service Option and is based on the number of Direct Service Option accounts.

11.    DIRECT SERVICE OPTION WITHDRAWAL CHARGE:

       The Direct Service Option Withdrawal Charge will apply to each withdrawal processed from a Direct Service Option account.

12.    SPECIAL SERVICE CHARGE:

       In addition to the expenses for the services identified in this schedule, if applicable, any special services requested by the Contractholder which are not specified will be charged to the Contractholder in accordance with the fee schedule then in effect.

13.    MISCELLANEOUS

       This Expense Schedule is subject to periodic review by the Insurance Company and may be changed effectively after ninety (90) days' written notice to the Contractholder. The expenses or charges will not be increased within the first twelve (12) months following the Contract's Effective Date nor will the expenses or charges be increased more frequently than once in any twelve (12) month period except by written agreement between the Insurance Company and the Contractholder.

       In the event that an expense (other than transaction-based expense) that would otherwise be deducted from a Participant's account is unrecoverable due to an insufficient account balance, 25% of the account balance will be deducted from the participant's account.

                         ANNUITY PURCHASE RATE TABLE A

                GUARANTEED MINIMUM FIRST MONTHLY ANNUITY PAYMENT
                        PURCHASED BY A PREMIUM OF $1,000

                  FORM OF ANNUITY: 100% FIXED TEN YEAR CERTAIN
                                AND LIFE ANNUITY



Participant's Age*                                             Monthly Rate
------------------                                             ------------
       55                                                          4.82
       56                                                          4.91
       57                                                          5.01
       58                                                          5.11
       59                                                          5.21
       60                                                          5.32
       61                                                          5.43
       62                                                          5.55
       63                                                          5.68
       64                                                          5.81
       65                                                          5.95
       66                                                          6.10
       67                                                          6.25
       68                                                          6.41
       69                                                          6.57
       70                                                          6.74
       71                                                          6.91
       72                                                          7.08
       73                                                          7.26
       74                                                          7.44

* Age nearest birthday on annuity commencement date, with respect to an annuity commencing prior to January 1, 1990. With respect to an annuity commencing on or after January 1, 1990, the following adjustment will be made.

     Annuity commencement date                   Participant's age equals
     -------------------------                   ------------------------
     On or after 1/1/90 but prior                Age nearest birthday on annuity
     to 1/1/2000                                 commencement date minus 1

Any Retirement Annuity to be provided will be based on the Insurance Company's existing underwriting requirements, practices and rates then in effect for contracts in the same class of business as this Contract. However, the Insurance Company guarantees that in no event will the amount to be applied for the purchase of a participant's Retirement Annuity after reduction for premium taxes, if any, and policy fees be less than that amount obtained from the application of the rates in Table A. Annuity purchase rates for other forms of annuity or other ages will be provided by the Insurance Company on an actuarially equivalent basis. Rates for other ages and other forms of annuity will be furnished upon request.

This Table is subject to annual review by the Insurance Company and may be changed after ninety (90) days' written notice to the Contractholder. This Table will not be changed within the first twelve (12) months following the Contract's Effective Date nor will it be changed more frequently than once in any twelve (12) month period except by written agreement between the Insurance Company and the Contractholder.

                         ANNUITY PURCHASE RATE TABLE B

   GUARANTEED MINIMUM FIRST MONTHLY ANNUITY PAYMENT PURCHASED BY A PREMIUM OF
                                     $1,000

        FROM OF ANNUITY: 100% VARIABLE TEN YEAR CERTAIN AND LIFE ANNUITY

                        ASSUMED INVESTMENT RETURN: 4.5%

     Participant's Age*                                Monthly Rate
     ------------------                                ------------
              55                                            5.12
              56                                            5.21
              57                                            5.30
              58                                            5.39
              59                                            5.50
              60                                            5.60
              61                                            5.72
              62                                            5.84
              63                                            5.96
              64                                            6.09
              65                                            6.23
              66                                            6.38
              67                                            6.53
              68                                            6.68
              69                                            6.84
              70                                            7.01
              71                                            7.17
              72                                            7.35
              73                                            7.52
              74                                            7.70

* Age nearest birthday on annuity commencement date, with respect to an annuity commencing prior to January 1, 1990. With respect to an annuity commencing on or after January 1, 1990, the following adjustment will be made.

     Annuity commencement date                   Participant's age equals

     On or after 1/1/90 but prior                Age nearest birthday on annuity
     to 1/1/2000                                 commencement date minus 1

Any Retirement Annuity to be provided will be based on the Insurance Company's existing underwriting requirements, practices and rates then in effect for contracts in the same class of business as this Contract. However, the Insurance Company guarantees that in no event will the amount be applied for the purchase of a participant's Retirement Annuity after reduction for premium taxes, if any, and policy fees be less than that amount obtained from the application of the rates in Table B. Annuity purchase rates for other forms of annuity or other ages will be provided by the Insurance Company on an actuarially equivalent basis. Rates for other ages and other forms of annuity will be furnished upon request.

This Table is subject to annual review by the Insurance Company and may be changed after ninety (90) days' written notice to the Contractholder. This Table will not be changed within the first twelve (12) months following the Contract's Effective Date nor will it be changed more frequently than once in any twelve (12) month period except by written agreement between the Insurance Company and the Contractholder.

                       GUARANTEED LONG TERM ACCOUNT RIDER

R1.1 GUARANTEED LONG TERM ACCOUNT. The term Guaranteed Long Term Account refers to that portion of the Contractholder's Account invested in the Insurance Company's general portfolio.

R1.2 CREDITED INTEREST. Interest will be credited to the Contractholder's Guaranteed Long Term Account daily. Interest will be credited to each dollar in the Guaranteed Long Term Account, from the Valuation Date on which it is allocated to the Guaranteed Long Term Account until the Valuation Date, pursuant to the Contract Section 3.2(C) as of which it is transferred, distributed or disbursed from the Guaranteed Long Term Account.

         (A) On the Effective Date of this Contract and prior to January 1 and July 1 of each year thereafter, the Insurance Company will notify the Contractholder in writing of the annual rate of Credited Interest which will be applied to the amounts held in the Guaranteed Long Term Account during each six-month period beginning thereafter. The rate so declared will be guaranteed against change during each six-month period.

          (B) The rate of Credited Interest will never be less than zero percent (0%) per annum for any six-month period. The rate of Credited Interest will not be reduced by more than 2.10% during any calendar year.

R1.3 ASSET CHARGE. The annual Asset Charge, determined according to the Contract Expense Schedule, is reduced to a daily equivalent and is reduced from the Credited Interest being credited to the Contractholder's Guaranteed Long Term Account in accordance with Section R1.2.

          In lieu of reducing the daily equivalent of the Asset Charge from the Credited Interest being credited to the Contractholder's Guaranteed Long Term Account, the Contractholder may agree to pay the Asset Charge quarterly as provided for in Contract Section 3.1(G).

R1.4 VALUATION. The value of the Contractholder's Guaranteed Long Term Account is an amount equal to:

          (A)  The sum of:

               (1) Amounts contributed or transferred to the Insurance Company and invested in the Contractholder's Guaranteed Long Term Account, plus

               (2) Amounts transferred to the Contractholder's Guaranteed Long Term Account from any other funding vehicle represented by a Rider attached to this Contract, plus

               (3)  Credited Interest on such account;

          (B)  Less:

               (1)  Expenses and charges, if any, plus

               (2) Amounts transferred, distributed or disbursed from the Contractholder's Guaranteed Long Term Account in accordance with the terms of the Contract.

R1.5 VALUATION DATE. For purposes of valuing the Contractholder's Guaranteed Long Term Account, the term Valuation Date refers to each day the Insurance Company is open to transact normal business.

R1.6 ANNUITY PAYMENTS. To determine the amount of each fixed annuity payment, the amount available to purchase an annuity pursuant to Contract Section 4.1(D) is multiplied by the annuity purchase rate then in effect for all contracts in this class of business.

R1.7 DEFERRALS. Transfers, distributions or disbursements from the Guaranteed Long Term Account may be deferred pursuant to Contract
          Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists. During such deferral period amounts payable from the Guaranteed Long Term Account will continue to receive Credited Interest.

R1.8 POOL TRANSFER LIMITATION. Whenever an amount to be transferred, distributed or disbursed from a Contractholder's Guaranteed Long Term Account together with all amounts previously or simultaneously transferred, distributed or disbursed for any reason in the calendar year of computation from the pool of Guaranteed Long Term Account assets to which this Contract belongs would exceed ten percent (10%) of the total assets in such pool on January 1 of the year of computation, the transfer, distribution or disbursement may be deferred by the Insurance Company.

         This Contract belongs to the Guaranteed Long Term Account pool established for all contracts containing this or a similar limitation under which the initial contribution to be held in the Contractholder's Account is received in the same calendar year.

         Such transfer, distribution or disbursement will be subject to the following:

         (A) No deferral will result in less than ten percent (10%) of the Guaranteed Long Term Account portion of the Contractholder's Account being transferred, distributed or disbursed in any one calendar year.

         (B) During a Guaranteed Long Term Account Limitation deferral, any amount deferred pursuant to the subsection will continue to receive Credited Interest.

         (C) Retirement, termination, death or disability distributions, hardship withdrawals to the extent permitted by the Plan, and distributions required by I.R.C. section 401(a)(9) payable from the Guaranteed Long Term Account will be paid and not deferred. Disbursements occuring as a result of the Plan's termination or failure to meet the requirements of I.R.C. section 401(a) are also unaffected by this provision.

         (D) Participant-directed transfers, as described in Contract Section 3.1(E), will not be deferred so long as this Contract has not discontinued pursuant to Section 5. Upon such discontinuance, the provisions of the Discontinuance Transfer Limitation section shall govern such transfers.

         (E) This section shall not apply if the Contract discontinues pursuant to Contract Section 5.

R1.9 DISCONTINUANCE TRANSFER LIMITATION. In the event this Contract discontinues pursuant to Section 5, the provisions of the Appendix attached hereto will apply.

                                    APPENDIX
                       DISCONTINUANCE TRANSFER LIMITATION


If the amount to be disbursed from the Contractholder's Guaranteed Long Term Account together with all amounts previously disbursed or transferred for any reason in the calendar year of dicontinuance from the pool of Guaranteed Long Term Account assets to which this Contract belongs does not exceed ten percent (10%) of the total assets in such pool on January 1 of the year of computation, all amounts credited to the Contractholder's Guaranteed Long Term Account will be disbursed as of the Discontinuance Disbursement Date, as defined in Contract
Section 5.3. If the amounts to be disbursed exceed said 10%, the following limitations apply:

(A) An amount equal to the difference between said 10% and the amounts previously disbursed or transferred from the pool of Guaranteed Long Term Account assets to which this Contract belongs, or, if greater, one-sixth (1/6) of the value of the Contractholder's Guaranteed Long Term Account will be disbursed as of the Discontinuance Disbursement Date, as defined in Contract Section 5.3.

(B) Amounts remaining credited to the Contractholder's Guaranteed Long Term Account will be disbursed in five (5) installments as follows:

        (1) The first installment being one-fifth (1/5) of the remaining value of said Fund;

        (2) The second installment being one-fourth (1/4) of the remaining value of said Fund;

        (3) The third installment being one-third (1/3) of the remaining value of said Fund;

        (4) The fourth installment being one-half (1/2) of the remaining value of said Fund; and

        (5)  The fifth installment being the remainder of the value of said
             Fund.

        The first installment will be made as of the January 1 following the Discontinuance Disbursement Date, as defined in Contract Section 5.3, and each succeeding installment as of each January 1 thereafter.

(C) The Insurance Company will issue a written guarantee of the interest rate to be credited to the unpaid balance of the Contractholder's Guaranteed Long Term Account. That interest rate will be an annual rate equal to the Credited Interest rate at date of discontinuance applicable to the Guaranteed Long Term Account pool of which this Contract is a member (hereinafter "Pool Rate") minus fifty percent (50%) of the difference between the Credited Interest rate at date of discontinuance for the Guaranteed Long Term Account pool established for the calendar year of Discontinuance and the Pool Rate. In no event will the interest rate credited be less than zero percent (0%) per annum or greater than the Pool Rate.

(D) Retirement, termination, death or disability distributions, hardship withdrawals to the extent permitted by the Plan, and distributions required by I.R.C. section 401(a)(9) payable from the Guaranteed Long Term Account will be paid in accordance with the terms of Contract
        Section 4 and not deferred under this Section. Disbursements occurring as a result of plan termination or the failure of the plan to meet the requirements of I.R.C. section 401(a) also will be paid in accordance with the terms of Contract Sections 5.4(B) and (C) and not deferred under this Section.

(E) Notwithstanding the foregoing, the Insurance Company reserves the right to disburse at any time in a single lump sum the remaining balance of the Contractholder's Guaranteed Long Term Account and any remaining balance in any separate account to which Participant-directed transfers have been made pursuant to Section R1.9(G)(2).

(F) This Contract belongs to the Guaranteed Long Term Account pool established for all contracts containing this or a similar limitation under which the initial contribution to be allocated to the Contractholder's Account is received in the same calendar year.

(G) Notwithstanding the foregoing, if elected in writing by the Contractholder, Participant-directed transfers as described in Contract
        Section 3.1(E), which has been deferred pursuant to this Section R1.9, may be made among the funding vehicles represented by a Rider(s) attached to this Contract. Participants shall be allowed to make Participant-directed transfers, as described in Contract Section 3.1(E), subject to any restrictions in the Contractholder's plan, among these funding vehicles. Subject to the further provisions of this Section R1.9, these amounts shall be disbursed based on each Participant's pro rata investment of the funds in these funding vehicles.

                           SEPARATE ACCOUNT L1 RIDER


R19.1 SEPARATE ACCOUNT L1 is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account L1 are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account L1 are segregated from other assets of the Insurance Company and are subject only to the claims of contracts participating in this separate account.

        Separate Account L1 is maintained and operated by the Insurance Company in accordance with the following:

        (A) INVESTMENTS. The assets of Separate Account L1 will be invested primarily in units of other separate accounts maintained by the Insurance Company or interests in other commingled investment funds that invest primarily either in common stocks or other types of equity investments or in debt types of investments. Generally, 80% of the assets of this Separate Account will be invested in separate accounts or commingled investment funds that invest in common stocks or other types of equity investments and 20% of the Account's assets will be invested in separate accounts or commingled investment funds that invest in debt types of investments but such percentages may be changed in the Insurance Company's sole judgment. Such assets may, however, be invested in any investment which the Insurance Company deems to be permissible under applicable law. The investment and reinvestment of such assets shall be determined by the Insurance Company at its sole discretion. Any income, gains or losses, realized or unrealized, from the assets in Separate Account L1 shall be credited to or charged against said account without regard to the other income, gains or losses of the Insurance Company.

        (B) EXPENSES CHARGED TO SEPARATE ACCOUNT L1. An investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account L1. The maximum aggregate annual rate of investment management charge is one percent (1%).

       (C) SEPARATE ACCOUNT L1 UNIT. Separate Account L1 is divided into units of participation with each unit being referred to as a Separate Account L1 Unit. When an amount is allocated or transferred to Separate Account L1, the number of Separate Account L1 Units is increased and when an amount is withdrawn from Separate Account L1, the number of Separate Account L1 Units is decreased. Such increase or decrease in the number of Separate Account L1 Units is determined by dividing the amount allocated to or withdrawn from Separate Account L1 by the then current Separate Account L1 Unit Value.

       (D) SEPARATE ACCOUNT L1 UNIT VALUE. A Separate Account L1 Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account L1 divided by the total number of Separate Account L1 Units on such date. The Separate Account L1 Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

       (E) MARKET VALUE OF SEPARATE ACCOUNT L1. The Insurance Company will determine the Market Value of Separate Account L1 for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account L1 at the close of the Insurance Company's business on such Valuation Date, as determined in accordance with generally recognized accounting procedures.

R19.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account L1 is an amount equal to the product of the number of Accumulation L1 Units credited to such Account and the Accumulation L1 Unit Value for the Valuation Date.

       (A) ACCUMULATION L1 UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account L1, the Contractholder's Account is credited with the number of Accumulation L1 Units equal to the amount allocated divided by the Accumulation L1 Unit Value as of the Valuation Date when such amount is allocated to Separate Account L1.

              When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account L1, the Contractholder's Account is debited by the number of Accumulation L1 Units equal to the amount transferred, distributed or disbursed divided by the Accumulation L1 Unit Value as of the Valuation Date when such amount is transferred, distributed or disbursed.

        (B) ACCUMULATION L1 UNIT VALUE. The Accumulation L1 Unit Value is the Separate Account L1 Unit Value adjusted to reflect the Contract's Asset Charge.

        (C) VALUATION DATE. A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on a Valuation Date will be based on the value of the Account's investment as of the close of the financial market's business day.

R19.3   LIMITATIONS.

        (A) Any transfer, distribution or disbursement from Separate Account L1 may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account L1 considering all contracts with funds in Separate Account L1 on the Valuation Date for such transfer, distribution or disbursement.

        (B) Transfers, distributions or disbursements from Separate Account L1 may be deferred pursuant to Contract Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

R20.1 SEPARATE ACCOUNT L2 is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account L2 are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue COde, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account L2 are segregated from other assets of the Insurance Company and are subject only to the claims of contracts participating in this separate account.

        Separate Account L2 is maintained and operated by the Insurance Company in accordance with the following:

        (A) INVESTMENTS. The assets of Separate Account L2 will be invested primarily in units of other separate accounts maintained by the Insurance Company or interests in other commingled investment funds that invest primarily either in common stocks or other types of equity investments or in debt types of investments. Generally, 70% of the assets of this Separate Account will be invested in separate accounts or commingled investment funds that invest in common stocks or other types of equity investments and 30% of the Account's assets will be invested in separate accounts or commingled investment funds that invest in debt types of investments but such percentages may be changed in the Insurance Company's sole judgment. Such assets may, however, be invested in any investment which the Insurance Company deems to be permissible under applicable law. The investment and reinvestment of such assets shall be determined by the Insurance Company at its sole discretion. Any income, gains or losses, realized or unrealized, from the assets in Separate Account L2 shall be credited to or charged against said account without regard to the other income, gains or losses of the Insurance Company.

        (B) EXPENSES CHARGED TO SEPARATE ACCOUNT L2. An investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account L2. The maximum aggregate annual rate of investment management charge is one percent (1%).

      (C) SEPARATE ACCOUNT L2 UNIT. Separate Account L2 is divided into units of participation with each unit being referred to as a Separate Account L2 Unit. When an amount is allocated or transferred to Separate Account L2, the number of Separate Account L2 Units is increased and when an amount is withdrawn from Separate Account L2, the number of Separate Account L2 Units is decreased. Such increase or decrease in the number of Separate Account L2 Units is determined by dividing the amount allocated to or withdrawn from Separate Account L2 by the then current Separate Account L2 Unit Value.

      (D) SEPARATE ACCOUNT L2 UNIT VALUE. A Separate Account L2 Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account L2 divided by the total number of Separate Account L2 Units on such date. The Separate Account L2 Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

      (E) MARKET VALUE OF SEPARATE ACCOUNT L2. The Insurance Company will determine the Market Value of Separate Account L2 for each Valuation Date. The Market Value or any Valuation Date is based upon the market value of the assets in Separate Account L2 at the close of the Insurance Company's business on such Valuation Date, as determined in accordance with generally recognized accounting procedures.

R20.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account L2 is an amount equal to the product of the number of Accumulation L2 Units credited to such Account and the Accumulation L2 Unit Value for the Valuation Date.

      (A) ACCUMULATION L2 UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account L2, the Contractholder's Account is credited with the number of Accumulation L2 Units equal to the amount allocated divided by the Accumulation L2 Unit Value as of the Valuation Date when such amount is allocated to Separate Account L2.

            When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account L2, the Contractholder's Account is debited by the number of Accumulation L2 Units equal to the amount transferred, distributed or disbursed divided by the Accumulation L2 Unit Value as of the Valuation Date when such amount is transferred, distributed or disbursed.

        (B) ACCUMULATION L2 UNIT VALUE. The Accumulation L2 Unit Value is the Separate Account L2 Unit Value adjusted to reflect the Contract's Asset Charge.

        (C) VALUATION DATE. A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on a Valuation Date will be based on the value of the Account's investments as of the close of the financial market's business day.

R20.3   LIMITATIONS.

        (A) Any transfer, distribution or disbursement from Separate Account L2 may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account L2 considering all contracts with funds in Separate Account L2 on the Valuation Date for such transfer, distribution or disbursement.

         (B) Transfers, distributions or disbursements from Separate Account L2 may be deferred pursuant to Contract Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

                           SEPARATE ACCOUNT L3 RIDER


R21.1 SEPARATE ACCOUNT L3 is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account L3 are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account L3 are segregated from other assets of the Insurance Company and are subject only to the claims of contracts participating in this separate account.

        Separate Account L3 is maintained and operated by the Insurance Company in accordance with the following:

        (A) INVESTMENTS. The assets of Separate Account L3 will be invested primarily in units of other separate accounts maintained by the Insurance Company or interests in other commingled investment funds that invest primarily either in common stocks or other types of equity investments or in debt types of investments. Generally, 65% of the assets of this Separate Account will be invested in separate accounts or commingled investment funds that invest in common stocks or other types of equity investments and 35% of the Account's assets will be invested in separate accounts or commingled investment funds that invest in debt types of investments but such percentages may be changed in the Insurance Company's sole judgment. Such assets may, however, be invested in any investment which the Insurance Company deems to be permissible under applicable law. The investment and reinvestment of such assets shall be determined by the Insurance Company at its sole discretion. Any income, gains or losses, realized or unrealized, from the assets in Separate Account L3 shall be credited to or charged against said account without regard to the other income, gains or losses of the Insurance Company.

        (B) EXPENSES CHARGED TO SEPARATE ACCOUNT L3. An investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account L3. The maximum aggregate annual rate of investment management charge is one percent (1%).

        (C) SEPARATE ACCOUNT L3 UNIT. Separate Account L3 is divided into units of participation with each unit being referred to as a Separate Account L3 Unit. When an amount is allocated or transferred to Separate Account L3, the number of Separate Account L3 Units is increased and when an amount is withdrawn from Separate Account L3, the number of Separate Account L3 Units is decreased. Such increase or decrease in the number of Separate Account L3 Units is determined by dividing the amount allocated to or withdrawn from Separate Account L3 by the then current Separate Account L3 Unit Value.

        (D) SEPARATE ACCOUNT L3 UNIT VALUE. A Separate Account L3 Unit Value is determine by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account L3 divided by the total number of Separate Account L3 Units on such date. The Separate Account L3 Unit Value on any date is equal to the amount so determined on the Valuation date coinciding with or last preceding such date.

        (E) MARKET VALUE OR SEPARATE ACCOUNT L3. The Insurance Company will determine the Market Value of Separate Account L3 for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account L3 at the close of the Insurance Company's business on such Valuation Date, as determined in accordance with generally recognized accounting procedures.


R21.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account L3 is an amount equal to the product of the number of Accumulation L3 Units credited to such Account and the Accumulation L3 Unit Value for the Valuation Date.

        (A) ACCUMULATION L3 UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account L3, the Contractholder's Account is credited with the number of Accumulation L3 Units equal to the amount allocated divided by the Accumulation L3 Unit Value as of the Valuation Date when such amount is allocated to Separate Account L3.

              When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account L3, the Contractholder's Account is debited by the number of Accumulation L3 Units equal to the amount transferred, distributed or disbursed divided by the Accumulation L3 Unit Value as of the Valuation date when such amount is transferred, distributed or disbursed.

   (B) ACCUMULATION L3 UNIT VALUE. The Accumulation L3 Unit Value is the Separate Account L3 Unit adjusted to reflect the Contract's Asset Charge.

   (C) VALUATION DATE. A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on a Valuation Date will be based on the value of the Account's investments as of the close of the financial market's business day.

R21.3   LIMITATIONS.

   (A) Any transfer, distribution or disbursement from Separate Account L3 may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account L3 considering all contracts with funds in Separate Account L3 on the Valuation Date for such transfer, distribution or disbursement.

   (B) Transfers, distributions or disbursements from Separate Account L3 may be deferred pursuant to Contract Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

                           SEPARATE ACCOUNT L4 RIDER

R22.1 SEPARATE ACCOUNT L4 is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account L4 are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account L4 are segregated from other assets of the Insurance Company and are subject only to the claims of contracts participating in this separate account.

        Separate Account L4 is maintained and operated by the Insurance Company in accordance with the following:

        (A) INVESTMENTS. The assets of Separate Account L4 will be invested primarily in units of other separate accounts maintained by the Insurance Company or interests in other commingled investment funds that invest primarily either in common stocks or other types of equity investments or in debt types of investments. Generally, 55% of the assets of this Separate Account will be invested in separate accounts or commingled investment funds that invest in common stocks or other types of equity investments and 45% of the Account's assets will be invested in separate accounts or commingled investment funds that invest in debt types of investments but such percentages may be changed in the Insurance Company's sole judgment. Such assets may, however, be invested in any investment which the Insurance Company deems to be permissible under applicable law. The investment and reinvestment of such assets shall be determined by the Insurance Company at its sole discretion. Any income, gains or losses, realized or unrealized, from the assets in Separate Account L4 shall be credited to or charged against said account without regard to the other income, gains or losses of the Insurance Company.

        (B) EXPENSES CHARGED TO SEPARATE ACCOUNT L4. An investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account L4. The maximum aggregate annual rate of investment management charge is one percent (1%).

        (C) SEPARATE ACCOUNT L4 UNIT. Separate Account L4 is divided into units of participation with each unit being referred to as a Separate Account L4 Unit. When an amount is allocated or transferred to Separate Account L4, the number of Separate Account L4 Units is increased and when an amount is withdrawn from Separate Account L4, the number of Separate Account L4 Units is decreased. Such increase or decrease in the number of Separate Account L4 Units is determined by dividing the amount allocated to or withdrawn from Separate Account L4 by the then current Separate Account L4 Unit Value.

        (D) SEPARATE ACCOUNT L4 UNIT VALUE. A Separate Account L4 Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account L4 divided by the total number of Separate Account L4 Units on such date. The Separate Account L4 Unit Value on any date is equal to the amount so determined on the Valuation date coinciding with or last preceding such date.

        (E) MARKET VALUE OR SEPARATE ACCOUNT L4. The Insurance Company will determine the Market Value of Separate Account L4 for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account L4 at the close of the Insurance Company's business on such Valuation Date, as determined in accordance with generally recognized accounting procedures.


R22.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account L4 is an amount equal to the product of the number of Accumulation L4 Units credited to such Account and the Accumulation L4 Unit Value for the Valuation Date.

        (A) ACCUMULATION L4 UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account L4, the Contractholder's Account is credited with the number of Accumulation L4 Units equal to the amount allocated divided by the Accumulation L4 Unit Value as of the Valuation Date when such amount is allocated to Separate Account L4.

              When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account L4, the Contractholder's Account is debited by the number of Accumulation L4 Units equal to the amount transferred, distributed or disbursed divided by the Accumulation L4 Unit Value as of the Valuation date when such amount is transferred, distributed or disbursed.

(B) ACCUMULATION L4 UNIT VALUE. The Accumulation L4 Unit Value is the Separate Account L4 Unit Value adjusted to reflect the Contract's Asset Charge.

(C) VALUATION DATE. A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on a Valuation Date will be based on the value of the Account's investments as of the close of the financial market's business day.


R22.3   LIMITATIONS

(A) Any transfer, distribution or disbursement from Separate Account L4 may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account L4 considering all contracts with funds in Separate Account L4 on the Valuation Date for such transfer, distribution or disbursement.

(B) Transfers, distributions or disbursements from Separate Account L4 may be deferred pursuant to Contract Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

                           SEPARATE ACCOUNT L5 RIDER

R23.1 SEPARATE ACCOUNT L5 is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account L5 are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account L5 are segregated from other assets of the Insurance Company and are subject only to the claims of contracts participating in this separate account.

        Separate Account L5 is maintained and operated by the Insurance Company in accordance with the following:

        (A) INVESTMENTS. The assets of Separate Account L5 will be invested primarily in units of other separate accounts maintained by the Insurance Company or interests in other commingled investment funds that invest primarily either in common stocks or other types of equity investments or in debt types of investments. Generally, 35% of the assets of this Separate Account will be invested in separate accounts or commingled investment funds that invest in common stocks or other types of equity investments and 65% of the Account's assets will be invested in separate accounts or commingled investment funds that invest in debt types of investments but such percentages may be changed in the Insurance Company's sole judgment. Such assets may, however, be invested in any investment which the Insurance Company deems to be permissible under applicable law. The investment and reinvestment of such assets shall be determined by the Insurance Company at its sole discretion. Any income, gains or losses, realized or unrealized, from the assets in Separate Account L5 shall be credited to or charged against said account without regard to the other income, gains or losses of the Insurance Company.

        (B) EXPENSES CHARGED TO SEPARATE ACCOUNT L5. An investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account L5. The maximum aggregate annual rate of investment management charge is one percent (1%).

        (C) SEPARATE ACCOUNT L5 UNIT. Separate Account L5 is divided into units of participation with each unit being referred to as a Separate Account L5 Unit. When an amount is allocated or transferred to Separate Account L5, the number of Separate Account L5 Units is increased and when an amount is withdrawn from Separate Account L5, the number of Separate Account L5 Units is decreased. Such increase or decrease in the number of Separate Account L5 Units is determined by dividing the amount allocated to or withdrawn from Separate Account L5 by the then current Separate Account L5 Unit Value.

        (D) SEPARATE ACCOUNT L5 UNIT VALUE. A Separate Account L5 Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account L5 divided by the total number of Separate Account L5 Units on such date. The Separate Account L5 Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

        (E) MARKET VALUE OF SEPARATE ACCOUNT L5. The Insurance Company will determine the Market Value of Separate Account L5 for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account L5 at the close of the Insurance Company's business on such Valuation Date, as determined in accordance with generally recognized accounting procedures.

R23.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account L5 is an amount equal to the product of the number of Accumulation L5 Units credited to such Account and the Accumulation L5 Unit Value for the Valuation Date.

        (A) ACCUMULATION L5 UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account L5, the Contractholder's Account is credited with the number of Accumulation L5 Units equal to the amount allocated divided by the Accumulation L5 Unit Value as of the Valuation Date when such amount is allocated to Separate Account L5.

                When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account L5, the Contractholder's Account is debited by the number of Accumulation L5 Units equal to the amount transferred, distributed or disbursed divided by the Accumulation L5 Unit Value as of the Valuation Date when such amount is transferred, distributed or disbursed.

        (B) ACCUMULATION L5 UNIT VALUE. The Accumulation L5 Unit Value is the Separate Account L5 Unit Value adjusted to reflect the Contract's Asset Charge.

        (C) VALUATION DATE. A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on a Valuation Date will be based on the value of the Account's investments as of the close of the financial market's business day.

R23.3   LIMITATIONS.

        (A) Any transfer, distribution or disbursement from Separate Account L5 may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account L5 considering all contracts with funds in Separate Account L5 on the Valuation Date for such transfer, distribution or disbursement.

        (B) Transfers, distributions or disbursements from Separate Account L5 may be deferred pursuant to Contract Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

        (C) The Insurance Company, in its sole discretion, may decline to accept amounts for allocation to Separate Account L5.

                           SEPARATE ACCOUNT 55 RIDER


R7.1 SEPARATE ACCOUNT 55 (the CIGNA Separate Account)--is a pooled separate account maintained by the insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account 55 are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended, governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended, or eligible deferred compensation plans as defined in section 457 of the Internal Revenue Code, as amended. The assets of Separate Account 55 are segregated from other assets of the Insurance Company and are subject only to the claims of contracts participating in this separate account.

        Separate Account 55 is maintained and operated by the Insurance Company in accordance with the following:

        (A) INVESTMENTS. The assets of Separate Account 55 will be invested in shares of underlying mutual funds sponsored and advised by investment companies not related to the Insurance Company. In addition, from time to time, the Insurance Company may invest such assets in short-term money market instruments, cash or cash equivalents. Any income, gains or losses, realized or unrealized, from the assets in Separate Account 55 shall be credited to or charged against said account without regard to the other income, gains or losses of the Insurance Company.

        (B) EXPENSES CHARGED TO SEPARATE ACCOUNT 55. Separate Account 55 may be charged with (1) an investment management charge which shall not exceed a maximum aggregate annual rate of one percent (1%), (2) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder, (3) other taxes, charges or expenses directly attributable to the operations of, or the assets held in, Separate Account 55, and (4) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account
                55. The investment management charge determined by the Insurance Company will be charged daily based upon the value of each Contract's share of Separate Account 55.

        (C) SEPARATE ACCOUNT 55 UNIT. Separate Account 55 is divided into units of participation with each unit being referred to as a Separate Account 55 Unit. When an amount is allocated or transferred to Separate Account 55, the number of Separate Account 55 Units is increased and when an amount is withdrawn from Separate Account 55, the number of Separate Account 55 Units is decreased. Such increase or decrease in the number of Separate Account 55 Units is determined by dividing the amount allocated to or withdrawn from Separate Account 55 by the then current Separate Account 55 Unit Value.

        (D) SEPARATE ACCOUNT 55 UNIT VALUE. A Separate Account 55 Unit Value is determine by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account 55 divided by the total number of Separate Account 55 Units on such date. The Separate Account 55 Unit Value on any date is equal to the amount so determined on the Valuation date coinciding with or last preceding such date.

        (E) MARKET VALUE OR SEPARATE ACCOUNT 55. The Insurance Company will determined the Market Value of Separate Account 55 for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account 55 at the close of the Insurance Company's business on such Valuation Date, as determined in accordance with generally recognized accounting procedures.


 R7.2 VALUATION. The value of the portion of a Participant's Account invested in Separate Account 55 is an amount equal to the product of the number of Accumulation 55 Units credited to such Account and the Accumulation 55 Unit Value for the Valuation Date.

        (A) ACCUMULATION 55 UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account 55, the Contractholder's Account is credited with the number of Accumulation 55 Units equal to the amount allocated divided by the Accumulation 55 Unit Value as of the Valuation Date when such amount is allocated to Separate Account 55.

              When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account 55, the Contractholder's Account is debited by the number of Accumulation 55 Units equal to the amount transferred, distributed or disbursed divided by the Accumulation 55 Unit Value as of the Valuation date when such amount is transferred, distributed or disbursed.

       (B) ACCUMULATION 55 UNIT VALUE. The Accumulation 55 Unit Value is the Separate Account 55 Unit Value adjusted to reflect the contract's asset charge, if applicable.


       (C) VALUATION DATE. A Valuation Date will occur on each day that the Insurance Company is open for business and there exists an orderly financial market for investment transactions. All transactions processed on a Valuation Date will be based on the value of the Account's investments as of the close of the financial market's business day.

R7.3   LIMITATIONS.


       (A) Any transfer, distribution or disbursement from Separate Account 55 may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account 55 considering all contracts with funds in Separate Account 55 on the Valuation Date for such distribution or disbursement.


       (B) Transfers, distributions or disbursements from Separate Account 55 may be deferred pursuant to Contract Section 4.5 if a determination of the value of such distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.


R7.4 DISCONTINUANCE OF SEPARATE ACCOUNT 55. Separate Account 55 may be discontinued if the underlying mutual fund is no longer offered by the investment company, if the investment company becomes insolvent or files for voluntary or involuntary bankruptcy, or if the Insurance Company determines that Separate Account 55 is no longer commercially feasible and notifies the Contractholder in writing that the Separate Account will be discontinued.

       As of the date Separate Account 55 is discontinued:

       (A) No further contributions to Separate Account 55 will be accepted by the Insurance Company and not further withdrawals or transfers will be honored except as provided in (B) and (C) below;

       (B) The Insurance Company will determine an amount equal to the expenses which are unpaid or due hereunder and withdraw such amount from Separate Account 55;

       (C) The remaining value of this Contract's share of Separate Account 55 will be distributed in accordance with the Contractholder's written instructions to be effective as of the date of discontinuance.

                                    APPENDIX

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

The mutual fund(s) made available by Connecticut General Life Insurance Company under the Universal Separate Account 55 Rider are as follows:

SEPARATE
ACCOUNT              MUTUAL FUND                                                    MANAGEMENT COMPANY
SA-55A               Fidelity Advisor Growth Opportunities Fund                     Fidelity Investments
SA-55F               Warburg Pincus International Equity Fund                       Counsellors Securities, Inc.
SA-55G               Warburg Pincus Emerging Growth Fund                            Counsellors Securities, Inc.
SA-55K               INVESCO Total Return Fund                                      INVESCO Funds Group, Inc.
SA-55S               Warburg Pincus Growth & Income Fund                            Warburg Pincus Funds
SA-55X               American Century - Twentieth Century Ultra Fund                American Century
SA-55CX              AIM Constellation Fund                                         AIM Management Group, Inc.
SA-55EV              Janus Worldwide Fund                                           Janus
SA-55FU              PBHG Growth Fund                                               PBHG Funds, Inc.
SA-55GT              Templeton Growth Fund, Inc.                                    Templeton Funds, Inc.
SA-55HS              Templeton Foreign Fund                                         Templeton Funds, Inc.
SA-55JR              Founders Growth Fund                                           Founders Asset Management, Inc.
SA-55KQ              Founders Balanced Fund                                         Founders Asset Management, Inc.
SA-55MN              Neuberger & Berman Guardian Trust                              Neuberger & Berman Management, Inc.
SA-55QJ              INVESCO Dynamics Fund, Inc.                                    INVESCO Funds Group, Inc.

Additional information regarding these fund(s) is available upon request.

                            SEPARATE ACCOUNT B RIDER


R4.1 SEPARATE ACCOUNT B (the Stock Market Index Separate Account) is a pooled separate account maintained by the Insurance Company for a portion of its assets. The only amounts which may be allocated to Separate Account B are amounts contributed in accordance with the terms of pension or profit sharing plans qualified under section 401 of the Internal Revenue Code, as amended or governmental plans as defined in section 414(d) of the Internal Revenue Code, as amended. The assets of Separate Account B are segregated from other assets of the Insurance Company, and are subject only to the claims of contracts participating in this separate account.

         Separate Account B is maintained and operated by the Insurance Company in accordance with the following:

         (A) INVESTMENTS. The assets of Separate Account B are invested primarily in common stocks representing the Standard and Poor's Composite Stock Index (S&P500 Index) and S&P500 Index futures instruments. The investment or reinvestment of such assets will be made by the Insurance Company in its discretion to conform the composition of Separate Account B to that of the S&P500 Index. The assets of Separate Account B will not be invested in any security of CIGNA Corporation, its affiliates and subsidiaries. In addition, from time to time, the Insurance Company may invest such assets in short term money market instruments, cash or cash equivalents. The Insurance Company makes no guarantee that Separate Account B's total return will match the S&P500 Index total return as to any time period, participating retirement fund or individual participant. Total return means the sum of the S&P500 Index's appreciation or depreciation, plus cash dividends, before deduction of expenses.

         (B) EXPENSES CHARGED TO SEPARATE ACCOUNT B. Separate Account B may be charged with (1) brokerage commissions, transfer taxes and other direct charges arising from the purchase or sale of investments or futures instruments thereunder, (2) other taxes or charges directly attributable to the operation of, or the assets held in, Separate Account B, and (3) any expenses (including reasonable fees and expenses for the time spent by officers or employees of the Insurance Company) which are incurred in the course of litigation, representation on any creditors' committees, or any other action which the Insurance Company determines is reasonably necessary or required to preserve or enhance the value of the assets of Separate Account
                 B. In addition, an investment management charge determined by the Insurance Company will be charged monthly based upon the value of each Contract's share of Separate Account B.

                 The maximum aggregate annual rate of investment management charges is one percent (1%).

         (C) SEPARATE ACCOUNT B UNIT. Separate Account B is divided into units of participation with each unit being referred to as a Separate Account B Unit. When an amount is allocated or transferred to Separate Account B, the number of Separate Account B Units is increased and when an amount is withdrawn from Separate Account B, the number of Separate Account B Units is decreased. Such increase or decrease in the number of Separate Account B Units is determined by dividing the amount allocated to or withdrawn from Separate Account B by the then current Separate Account B Unit Value.

         (D) SEPARATE ACCOUNT B UNIT VALUE. A Separate Account B Unit Value is determined by the Insurance Company on each Valuation Date and is equal to the Market Value of Separate Account B divided by the total number of Separate Account B Units on such date. The Separate Account B Unit Value on any date is equal to the amount so determined on the Valuation Date coinciding with or last preceding such date.

         (E) MARKET VALUE OF SEPARATE ACCOUNT B. The Insurance Company will determine the Market Value of Separate Account B for each Valuation Date. The Market Value on any Valuation Date is based upon the market value of the assets in Separate Account B at the close of the Insurance Company's business on the preceding day, as determined in accordance with generally recognized accounting procedures.

R4.2 VALUATION. The value of the portion of a Contractholder's Account invested in Separate Account B is an amount equal to the product of the number of Accumulation B Units credited to such Account and the Accumulation B Unit Value for the Valuation Date.

         (A) ACCUMULATION B UNITS. When an amount is allocated to the portion of a Contractholder's Account invested in Separate Account B, the Contractholder's Account is credited with the number of Accumulation B Units equal to the amount allocated divided by the Accumulation B Unit Value as of the Allocation Date determined pursuant to Contract Section 3.2(C).

                 When an amount is transferred, distributed or disbursed from the portion of a Contractholder's Account invested in Separate Account B, the Contractholder's Account is debited by the number of Accumulation B Units equal to the amount transferred, distributed or disbursed divided by the Accumulation B Unit Value as of the later of the date the Insurance Company receives written instructions from the Contractholder regarding the amounts to be transferred or distributed or the effective date of such transfer or distribution; or in the case of a disbursement, as of the Discontinuance Disbursement Date determined pursuant to Contract Section 5.3.

         (B) ACCUMULATION B UNIT VALUE. The Accumulation B Unit Value is the Separate Account B Unit Value adjusted to reflect the investment management charge.

         (C) VALUATION DATE. A Valuation Date will occur on each day that the New York Stock Exchange is open for unrestricted trading and the Insurance Company is open to transact its normal business.

R4.3     LIMITATIONS.

         (A) Any transfer, distribution or disbursement from Separate Account B may be delayed for a period of up to thirty (30) days if there is a negative cash flow into Separate Account B considering all contracts with funds in Separate Account B on the Valuation Date for such transfer, distribution or disbursement.

         (B) Transfers, distributions or disbursements from Separate Account B may be deferred pursuant to Contract Section 4.5 if a determination of the value of such transfer, distribution or disbursement is not possible because the Securities and Exchange Commission has suspended or otherwise restricted trading of securities or another emergency situation outside the control of the Insurance Company exists.

To Group Annuity Contractholders with Participants Residing in the State of
California:

A California law, Section 1067, requires all group annuity contracts delivered in California to include a notice concerning the California Health Insurance Guaranty Association. The purpose of this Association is to assure that a plan funded through a group annuity contract will be protected, within limits, if an insurer becomes financially unable to meet its obligations. However, the Association may not provide coverage for your group annuity contract. The enclosed California Guaranty Notice describes the Association and the coverage it will provide. Please read the notice and place it with your group annuity contract.

                          CALIFORNIA HEALTH INSURANCE
                            GUARANTY ASSOCIATION ACT
                       NOTICE CONCERNING GENERAL PURPOSES
                            AND COVERAGE LIMITATIONS


Residents of California who purchase life, health insurance and annuities should know that the insurance companies licensed in this state to write these types of insurance are members of the California Life and Health Insurance Guaranty Association ("CLHIGA"). The purpose of this Association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however, as noted in the box below.


The California Life and Health Insurance Guaranty Association may or may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions and require continued residency in California. You should not rely on coverage by the California Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy.

     Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.

     Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Guaranty Association to induce you to purchase any kind of insurance policy.

     Policyholders with additional questions should first contact their insurer or agent or may then contact:

         The California Life and Health Insurance Guaranty Association
                             Post Office Box 17319
                          Beverly Hills, CA 90209-3319

                           Consumer Service Division
                         California Dept. of Insurance
                            300 South Spring Street
                             Los Angeles, CA 90013

The state law that provides for this safety-net coverage is called the California Health Insurance Guaranty Association Act. Below is a brief summary of this law's coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone's rights or obligations under the Act or the rights or obligations of the Association.


COVERAGE

Generally, individuals will be protected by the California Life and Health Insurance Guaranty Association if they live in this state and are insured under a health insurance contract or an annuity, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of the insured persons are protected as well, even if they live in another state.


EXCLUSIONS FROM COVERAGE

However, persons holding such contracts are not protected by this Association if:

- they are eligible for protection under the laws of another state (this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state);
- the insurer was not authorized to do business in this state when it issued the policy or contract;
- their policy was issued by a health care service plan (HMO), Blue Cross, Blue Shield, a charitable organization, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company, an insurance exchange, or a grants and annuities society.

The association also does NOT provide coverage for:

- any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus;
-  any policy of reinsurance (unless an assumption certificate was issued);
-  interest rate yields that exceed the average rate specified in the law;
- any portion of a contract that provides dividends or experience rating credits;
-  synthetic guaranteed interest contracts;
- unallocated annuity contracts; that is, contracts which are not issued to and owned by an individual and which guarantee rights to group contractholders, not individuals;
- employer and association plans, to the extent they are self-funded or uninsured.


LIMITS ON AMOUNT OF COVERAGE

The Act also limits the amount the Association is obligated to pay as follows:

- 80% of what the life insurance company would owe under a life policy or annuity contract up to $100,000 in cash surrender values;
-  $100,000 in present value of annuities;
-  $250,000 in life insurance death benefits;
- a maximum of $250,000 for any one insured life no matter how many policies and contracts there were with the same company, even if the policies provided different types of coverages.


PREMIUM SURCHARGE

Member insurers are required to recoup assessments paid to the Association by way of a surcharge on premiums charged for health insurance policies to which the Act applies.